                                  EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                        CNB CORPORATION
                                        (Registrant)


                                        By: /s/ Susan A. Eno
                                            ------------------------------------
                                            Susan A. Eno
                                            President and Chief Executive
                                            Officer


Date: May 15, 2008                      By: /s/ Shanna L. Hanley
                                            ------------------------------------
                                            Shanna L. Hanley
                                            Treasurer
                                            (Chief Financial Officer)